THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated December 4, 2006

to the

Prospectus dated May 1, 2006

Effective on or about February 26, 2007, the Atlas Balanced Growth Portfolio will be liquidated. Therefore, the Atlas Balanced Growth Portfolio subaccount will no longer be available to any policy owners as of February 26, 2007. In view of the planned liquidation, the Atlas Balanced Growth Portfolio subaccount will be closed to new investments starting December 18, 2006. Being “closed to new investments” means that no one may allocate additional amounts (either through policy transfers or additional premiums) to the Atlas Balanced Growth Portfolio subaccount.

Any policy owners with assets in the Atlas Balanced Growth Portfolio subaccount on December 18, 2006, may continue to do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Atlas Balanced Growth Portfolio subaccount into other subaccounts

•	maintain current investment in the Atlas Balanced Growth Portfolio subaccount

Please note: Any policy owners who have established allocations for premium payments or other options (for example, dollar cost averaging or asset rebalancing) directing investments to the Atlas Balanced Growth Portfolio subaccount will need to provide new instructions for any allocations into the Atlas Balanced Growth Portfolio subaccount. If at any time all assets are transferred out or withdrawn from the Atlas Balanced Growth Portfolio subaccount, policy owners may no longer invest in the Atlas Balanced Growth Portfolio subaccount.

Policy owners with assets in the Atlas Balanced Growth Portfolio subaccount will receive more information about the subaccount liquidation prior to February 26, 2007.

As always, the availability of any subaccount as an investment option, including the Atlas Balanced Growth Portfolio subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2006